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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------
                                    FORM 8-K
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             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 12, 2002


                        CORN PRODUCTS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


        1-13397                                      22-3514823
Commission File Number                  (I.R.S. Employer Identification Number)



       6500 SOUTH ARCHER AVENUE
        BEDFORD PARK, ILLINOIS                       60501-1933
(Address of principal executive offices)             (Zip Code)


                                 (708) 563-2400
              (Registrant's telephone number, including area code)







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ITEM 9
REGULATION FD DISCLOSURE


On August 12, 2002, each of the Principal Executive Officer, Samuel C. Scott III, and Principal Financial Officer, James W. Ripley, of Corn Products International, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  Corn Products International, Inc.


              By: /s/ James W. Ripley
                  ------------------------------------------
                  James W. Ripley
                  Vice President and Chief Financial Officer


Date:  August 12, 2002




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                                  EXHIBIT INDEX

Exhibit 99.1: Statement Under Oath of Principal Executive Officer dated
              August 12, 2002

Exhibit 99.2: Statement Under Oath of Principal Financial Officer dated
              August 12, 2002


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